UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 17, 2010

SENORX, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33382	33-0787406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Morgan
Irvine, California 92618
(Address of principal executive offices, including zip code)

(949) 362-4800
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On June 17, 2010 the Federal Trade Commission granted early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, relating to the pending acquisition by C. R. Bard, Inc. (“Bard”) of SenoRx, Inc. (“SenoRx”). The proposed merger remains subject to other customary closing conditions, including the approval of SenoRx’s stockholders. The special meeting of SenoRx’s stockholders to vote on the proposed merger is currently scheduled to be held on Thursday, July 1, 2010.

Additional Information and Where to Find It

In connection with the proposed merger, SenoRx filed a definitive proxy statement on June 4, 2010 with the Securities and Exchange Commission (“SEC”). On or about June 7, 2010, SenoRx began mailing the definitive proxy statement to SenoRx stockholders of record as of the close of business on June 1, 2010. SenoRx has also filed, and intends to continue to file, additional relevant materials with the SEC. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER PROXY MATERIALS FILED WITH THE SEC CAREFULLY. Investors and stockholders may obtain free copies of the proxy statement and other documents filed with the SEC by SenoRx through the Web site maintained by the SEC at www.sec.gov. In addition, investors and stockholders may obtain free copies of the proxy statement from SenoRx by contacting Investor Relations by telephone at +1 (949) 362-4800 ext. 132, by mail at SenoRx, Inc., 3 Morgan, Irvine, California, 92618, Attn: Investor Relations, by e-mail at lchurney@senorx.com, or by going to SenoRx’s Investor Relations page on its corporate Web site at www.senorx.com (click on “Investors,” then on “SEC Filings”).

SenoRx and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of SenoRx in connection with the proposed merger. Information regarding the interests of these directors and executive officers in the transaction described is included in the proxy statement described above. Additional information regarding these directors and executive officers is also included in SenoRx’s proxy statement for its 2010 Annual Meeting of Stockholders, which was filed with the SEC on April 30, 2010. This document is available free of charge at the SEC’s Web site at www.sec.gov, and from SenoRx by contacting Investor Relations by telephone at +1 (949) 362-4800 x132, by mail at SenoRx, Inc., 3 Morgan, Irvine, California, 92618, Attn: Investor Relations, by e-mail at lchurney@senorx.com, or by going to SenoRx’s Investor Relations page on its corporate Web site at www.senorx.com (click on “Investors,” then on “SEC Filings”).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENORX, INC.

By:	/s/ Kevin J. Cousins
Name: Kevin J. Cousins
Title: Chief Financial Officer, Vice President, Finance

Date:  June 18, 2010